American Century Investments®
Quarterly Portfolio Holdings
American Century® Mid Cap Growth Impact ETF (MID)
May 31, 2022

American Century Mid Cap Growth Impact ETF - Schedule of Investments
MAY 31, 2022 (UNAUDITED)

	Shares/ Principal Amount ($)	Value ($)
COMMON STOCKS — 97.4%
Auto Components — 4.0%
Aptiv PLC(1)	9,490	1,008,112
Biotechnology — 7.0%
Alnylam Pharmaceuticals, Inc.(1)	978	123,032
Horizon Therapeutics PLC(1)	6,907	619,489
Sarepta Therapeutics, Inc.(1)	7,624	555,180
Vertex Pharmaceuticals, Inc.(1)	1,688	453,481
		1,751,182
Building Products — 6.0%
Trane Technologies PLC	6,865	947,782
Zurn Water Solutions Corp.	19,548	563,373
		1,511,155
Capital Markets — 3.6%
MSCI, Inc.	2,060	911,241
Chemicals — 9.7%
Albemarle Corp.	2,357	613,810
Avient Corp.	13,349	656,771
Element Solutions, Inc.	54,707	1,164,712
		2,435,293
Electrical Equipment — 3.7%
Generac Holdings, Inc.(1)	3,070	758,536
Plug Power, Inc.(1)(2)	9,376	173,268
		931,804
Electronic Equipment, Instruments and Components — 4.7%
Keysight Technologies, Inc.(1)	8,084	1,177,030
Health Care Equipment and Supplies — 2.8%
DexCom, Inc.(1)	2,396	713,864
Health Care Technology — 2.9%
Veeva Systems, Inc., Class A(1)	4,206	716,114
Hotels, Restaurants and Leisure — 9.1%
Airbnb, Inc., Class A(1)	8,573	1,036,219
Chipotle Mexican Grill, Inc.(1)	884	1,239,854
		2,276,073
Life Sciences Tools and Services — 6.0%
Bio-Techne Corp.	2,270	839,287
IQVIA Holdings, Inc.(1)	3,067	660,172
		1,499,459
Oil, Gas and Consumable Fuels — 1.0%
Excelerate Energy, Inc., Class A(1)	9,626	256,533
Professional Services — 4.1%
Jacobs Engineering Group, Inc.	7,282	1,020,135
Road and Rail — 1.2%
Lyft, Inc., Class A(1)	16,357	289,192
Semiconductors and Semiconductor Equipment — 11.1%
Enphase Energy, Inc.(1)	8,620	1,604,958
Marvell Technology, Inc.	19,646	1,162,061
		2,767,019
Software — 20.5%
Cadence Design Systems, Inc.(1)	10,094	1,551,751

DocuSign, Inc.(1)	6,220	521,920
Manhattan Associates, Inc.(1)	9,215	1,114,370
Palo Alto Networks, Inc.(1)	3,871	1,946,261
		5,134,302
TOTAL COMMON STOCKS (Cost $27,071,861)		24,398,508
SHORT-TERM INVESTMENTS — 1.6%
Money Market Funds — 1.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class (Cost $395,404)	395,404	395,404
TOTAL INVESTMENT SECURITIES — 99.0% (Cost $27,467,265)		24,793,912
OTHER ASSETS AND LIABILITIES — 1.0%		240,940
TOTAL NET ASSETS — 100.0%		$25,034,852

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.
(2)Security, or a portion thereof, is on loan. At the period end, the aggregate value of securities on loan was $86,634. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. At the period end, the aggregate value of the collateral held by the fund was $92,044, all of which is securities collateral.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The Board of Trustees has adopted valuation policies and procedures to guide the investment advisor in the fund’s investment valuation process and to provide methodologies for the oversight of the fund’s pricing function.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share.

If the fund determines that the market price for an investment is not readily available or the valuation methods mentioned above do not reflect an investment’s fair value, such investment is valued as determined in good faith by the Board of Trustees or its delegate, in accordance with policies and procedures adopted by the Board of Trustees. In its determination of fair value, the fund may review several factors including, but not limited to, market information regarding the specific investment or comparable investments and correlation with other investment types, futures indices or general market indicators. Circumstances that may cause the fund to use these procedures to value an investment include, but are not limited to: an investment has been declared in default or is distressed; trading in a security has been suspended during the trading day or a security is not actively trading on its principal exchange; prices received from a regular pricing source are deemed unreliable; or there is a foreign market holiday and no trading occurred.

The fund monitors for significant events occurring after the close of an investment’s primary exchange but before the fund’s NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The fund also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that the Board of Trustees, or its delegate, deems appropriate. The fund may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund’s investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

As of period end, the fund’s investment securities were classified as Level 1. The Schedule of Investments provides additional information on the fund's portfolio holdings.
This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual shareholder report.